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                                                                    EXHIBIT 10.8


                              PETsMART.COM, INC.

                      RESTRICTED STOCK PURCHASE AGREEMENT


     THIS AGREEMENT is made effective the 12 day of May, 1999 (the "Effective Date") between PETsMART.com, Inc., a Delaware corporation (the "Company") and Carina Schaldach (the "Purchaser").

     WHEREAS the Purchaser is an employee of the Company and her continued participation is considered by the Company to be important for the Company's continued growth; and

     WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Company is willing to sell to the Purchaser and the Purchaser desires to purchase 387,283 shares of Common Stock according to the terms and conditions hereof.

     THEREFORE, the parties agree as follows:

1.            Sale of Stock. The Company hereby agrees to sell to the Purchaser
              -------------
     and the Purchaser hereby agrees to purchase an aggregate of 387,283 shares of the Company's Common Stock (the "Shares"), at the price of $0.20 per share for an aggregate purchase price of $77,456.60 (the "Purchase Price").

2.            Payment of Purchase Price.  The Purchase Price for the Shares
              -------------------------
     shall be paid by delivery to the Company at the time of execution of this Agreement of a check or wire transfer.

3.            Issuance of Shares.  Upon receipt by the Company of the Purchase
              ------------------
     Price, the Company shall issue a duly executed certificate evidencing the Shares in the name of the Purchaser to be held in escrow until expiration of the Company's repurchase option as described in this Agreement.

4.            Repurchase Option.
              -----------------

     (1) All of the Shares are subject to the Company's repurchase option defined in this section. In the event of the voluntary or involuntary termination of the Purchaser's employment with or services to the Company for any or no reason (including death or disability) before all of the Shares are released from the Company's repurchase option under Section 5, the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option for a period of 90 days from such date to repurchase all or any portion of the Shares which have not been released from the repurchase option

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              at such time at the original purchase price per share ($0.05)
              ("Repurchase Option"). Said Repurchase Option shall be exercised by the Company by written notice to the Purchaser or his executor (with a copy to the Escrow Holder (as defined below)) and, at the Company's option, (i) by delivery to the Purchaser or his executor with such notice of a check in the amount of the repurchase price for the Shares being repurchased, or (ii) by cancellation by the Company of an amount of the Purchaser's indebtedness to the Company equal to the repurchase price for the Shares being repurchased, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such repurchase price. Upon delivery of such notice and the payment of the repurchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

     (2) Whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors or stockholders of the Company or other persons or organizations to exercise all or a part of the Company's repurchase rights under this Agreement and purchase all or a part of such Shares.

5.            Release of Shares From Repurchase Option.
              ----------------------------------------

      (1) 20% of the Shares shall be released from the Company's Repurchase Option at the Effective Date and 20% of the remaining Shares shall be released on each anniversary of the Effective Date until all of the Shares have been released, provided in each case that the Purchaser's services as an employee of or consultant to the Company have not been terminated prior to the date of any such release.

     (2) Upon the merger or consolidation of the Company with or into another corporation, entity or person or the sale of all or substantially all of the Company's assets to another corporation, entity or person, where immediately after such merger, consolidation or sale of assets, less than 50% of the capital stock or equity interests in such other corporation, entity or person are owned by persons who owned in the aggregate more than 50% of the capital stock of the Company immediately before such merger, consolidation or sale of assets, the surviving entity shall assume the rights and obligations of the Company's Repurchase Option and the Purchaser shall remain subject to the conditions set forth herein.

     (3) Notwithstanding the foregoing, if Purchaser's employment with the Company terminates involuntarily by the Purchaser or as a result of an "Involuntary Termination" (as defined herein) at any time within six (6) months after a "Change of Control" (as defined herein), then 50% of the shares that have not been released from

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              the Repurchase Option shall be released as of the date of such termination.

                       For this purpose, "Change of Control" of the Company is
              defined as: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities; or (ii) a change in the composition of the Board of Directors of the Company occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either
              (A) are directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or (iii) the date of the consummation of a merger or consolidation of the Company with any other corporation that has been approved by the stockholders of the Company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company; or (iv) the date of the consummation of the sale or disposition by the Company of all or substantially all the Company's assets.

                       For this purpose, "Involuntary Termination" shall mean
              (i) without Purchaser's consent, the significant reduction of her duties or responsibilities relative to her duties or responsibilities in effect immediately prior to such reduction;
              (ii) without Purchaser's consent, a significant reduction by the Company in her base salary as in effect immediately prior to such reduction; (iii) a significant reduction by the Company in the kind or level of employee benefits to which Purchaser is entitled immediately prior to such reduction with the result that Purchaser's overall benefits package is significantly reduced; or
              (iv) any purported termination of Purchaser by the Company which is not effected by virtue of her death, permanent and total disability, or for "Cause" (as defined herein).

                       For this purpose, "Cause" is defined as (i) an act of
              dishonesty made by Purchaser in connection with Purchaser's responsibilities as an employee, (ii) Purchaser's conviction of, or plea of nolo contendere to, a felony, (iii) Purchaser's serious
                         --------------
              misconduct, (iv) Purchaser's continued violations of her employment duties after Purchaser has received a written demand for performance from the Company

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              which specifically sets forth the factual basis for the Company's belief that Purchaser has not substantially performed her duties, or (v) Purchaser's death or permanent and total disability.

6.            Restriction on Transfer.  Except for the escrow described in
              -----------------------
        Section 7 or transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares nor any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the release of such Shares from the Company's Repurchase Option in accordance with the provisions of this Agreement.

7.            Escrow of Shares.
              ----------------

        (1) The Shares issued under this Agreement shall be held by the Secretary of the Company as escrow holder ("Escrow Holder"), along with a stock assignment executed by the Purchaser in blank, until the expiration of the Company's Repurchase Option with respect to such Shares as set forth above.

        (2) The Escrow Holder is hereby directed to permit transfer of the Shares only in accordance with this Agreement or instructions signed by both parties. In the event further instructions are desired by the Escrow Holder, he shall be entitled to rely upon directions executed by a majority of the authorized number of the Company's Board of Directors. The Escrow Holder shall have no liability for any act or omission hereunder while acting in good faith in the exercise of his own judgment.

        (3) If the Company or any assignee exercises its Repurchase Option hereunder, the Escrow Holder, upon receipt of written notice of such option exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

        (4) When the Repurchase Option has been exercised or expires unexercised or a portion of the Shares has been released from such Repurchase Option, upon Purchaser's request the Escrow Holder shall promptly cause a new certificate to be issued for such released Shares and shall deliver such certificate to the Purchaser.

        (5) Subject to the terms hereof, the Purchaser shall have all the rights of a stockholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon. If, from time to time during the term of the Company's Repurchase Option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of his ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Company's repurchase option.

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8.   Legends.  The share certificate evidencing the Shares issued
     -------
hereunder shall be endorsed with the following legends:

     (1) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

     (2) "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

     (3) Any legend required to be placed thereon by applicable state securities laws.

9.   Investment Representations; Restriction on Transfer.
     ---------------------------------------------------

     (1) In connection with the purchase of the Shares, the Purchaser represents to the Company the following:

     (1) She is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. She is purchasing these securities for investment for her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933 (the "Securities Act").

     (2) She understands that the securities have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of his investment intent as expressed herein. In this connection, she understands that, in view of the Securities and Exchange Commission (the "Commission"), the statutory basis for such exemption may not be present if his representations meant that his present intention was to hold these securities for a minimum capital gains period under the tax statutes, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future.

     (3) She further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. She further acknowledges and understands that the Company is under no obligation to register the securities. She understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

       (4) She is aware of the adoption of Rule 144 by the Commission, promulgated under the Securities Act, which permits limited public resale of securities acquired in a non-public offering subject to the satisfaction of certain conditions.

       (5) She further acknowledges that in the event all of the requirements of Rule 144 are not met, compliance with Regulation A or some other registration exemption will be required; and that although Rule 144 is not exclusive, the staff of the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

       (2) The Purchaser agrees, in connection with the Company's initial public offering of the Company's securities, (i) not to sell, make short sales of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by the Purchaser (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for up to one hundred eighty
              (180) days from the effective date of such registration and (ii) further agrees to execute any agreement reflecting (i) above as may be requested by the underwriters at the time of the public offering.

10.           Adjustment for Stock Split. All references to the number of
              --------------------------
       Shares and the Purchase Price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

11.           General Provisions.
              ------------------

       (1) This Agreement shall be governed by the internal laws of the State of California. This Agreement represents the entire agreement between the parties with respect to the purchase of Common Stock by the Purchaser, may only be modified or amended in writing signed by both parties and satisfies all of the Company's obligations to the Purchaser with regard to the issuance or sale of securities.

       (2) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

          Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party not sending the notice.

      (3) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

      (4) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

      (5) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

      (6) The Purchaser understands that she (and not the Company) shall be responsible for her own federal, state, local or foreign tax liability and any of the other tax consequences that may arise as a result of the transactions contemplated by this Agreement. The Purchaser shall rely solely on the determinations of her tax advisors or her own determinations, and not on any statements or representations by the Company or any of its agents, with regard to all such tax matters. The Purchaser shall notify the Company in writing if the Purchaser files an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, with the Internal Revenue Service within thirty (30) days from the date of the sale of the Shares hereunder. The Company intends, in the event it does not receive from the Purchaser evidence of such filing, to claim a tax deduction for any amount which would be taxable to the Purchaser in the absence of such an election.

      (7) THE PURCHASER UNDERSTANDS THAT THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.

PURCHASER HEREBY ACKNOWLEDGES AND AGREES THAT THIS DOCUMENT REPRESENTS THE DEFINITIVE AGREEMENT BETWEEN THE PURCHASER AND THE COMPANY WITH REGARD TO THE ISSUANCE OF COMPANY SECURITIES TO THE PURCHASER AND THAT IT SUPERSEDES ANY OTHER AGREEMENT, EITHER ORAL OR WRITTEN, RELATING TO THE PURCHASER'S RIGHTS TO COMPANY SECURITIES. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT ANY AND ALL FUTURE ISSUANCES OF COMPANY SECURITIES TO THE PURCHASER MUST BE APPROVED BY THE COMPANY'S BOARD OF DIRECTORS AND EVIDENCED BY AN EXECUTED WRITTEN AGREEMENT IN ORDER TO BECOME BINDING ON THE COMPANY.

PITTSBURGH.COM, INC.
a Delaware corporation                       PURCHASER:  Carina Schaldach


By: /s/ Tom McGovern                         /s/ Carina Schaldach
    -------------------------                --------------------------------
        Tom McGovern, Jr.                          (Signature)
        President
                                               999 San Pasqual #2
                                               Pasadena, CA 91106

                                  CONSENT OF SPOUSE
                                  -----------------

I, ____________________, spouse of Carina Schaldach, have read and approve the foregoing Agreement. In consideration of granting of the right to my spouse to purchase shares of Pittsburgh.com, Inc. Common Stock, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated:____________________



                               _______________________________
                                          Signature

                     ASSIGNMENT SEPARATE FROM CERTIFICATE



FOR VALUE RECEIVED I, Carina Schaldach hereby sell, assign and transfer to _____________________ (________) shares of the Common Stock of Pittsburgh.com, Inc. (the "Company") standing in my name on the books of the Company represented by Certificate No. __________ and do hereby irrevocably constitute and appoint Wilson Sonsini Goodrich & Rosati, attorney, to transfer said stock on the books of the Company with full power of substitution in the premises.

This Assignment Separate from Certificate may only be used in accordance with the Restricted Stock Purchase Agreement dated May ___, 1999.

Dated:____________, ____.


                         Signature:___________________________




Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Repurchase Right set forth in the Agreement without requiring additional signature on the part of Purchaser.

                         ELECTION UNDER SECTION 83(b)
                         ----------------------------
                     OF THE INTERNAL REVENUE CODE OF 1986
                     ------------------------------------


The undersigned taxpayer hereby elects, pursuant to the above-referenced Federal Code, to include in her gross income for the current taxable year, the amount of any compensation taxable to her in connection with her receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME:        TAXPAYER:  Carina Schaldach    SPOUSE:

     ADDRESS:

     IDENTIFICATION NO.:       TAXPAYER:        SPOUSE:

     TAXABLE YEAR:  1999

2. The property with respect to which the election is made is described as follows:

     387,283 shares of Common Stock (the "Shares"), par value $0.001, of Pittsburgh.com, Inc., a Delaware corporation (the "Company").

3.   The date on which the property was transferred is: ______________________.

4.   The property is subject to the following restrictions:

     The Company has the right to repurchase a portion of the Shares upon the happening of certain events. This right of repurchase lapses with regard to a portion of the Shares over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $77,456.60

6.   The amount (if any) paid for such property: $77,456.60

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
--------------------------------------------

Dated:  _________________________        ________________________________
                                         Taxpayer



The undersigned spouse of taxpayer joins in this election.

Dated:  _________________________         ________________________________
                                          Spouse of Taxpayer